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
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Vernon B. Brannon                         First Charter National Bank                            Hansen Lind Meyer Inc.
5301 Mirabell Road                        Post Office Box 228                                    Suite 2950
Charlotte, NC 28226                       Concord, NC 28025                                      121 West Trade Street
                                                                                                 Charlotte, NC 28202
GUARANTOR'S NAME AND ADDRESS              LENDER'S NAME AND ADDRESS                              BORROWER'S NAME AND ADDRESS
 "I" indicates each guarantor above,      "You" means the Lender, its successors and assigns.    "Borrower" means each person above
jointly and severally.
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                                    GUARANTY

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce you, at your option, to make loans or engage in any other transactions with borrower from time to time, I absolutely and unconditionally guarantee the full payment of the following debts (as defined herein) when due (whether at maturity or upon acceleration):

PRESENT DAY GUARANTY

[X] I absolutely and unconditionally guarantee to you the payment and performance of the following described debt (including all renewals, extensions, refinancings and modifications) of the
borrower:   NOTE DATED 12/10/96 for $500,000.00
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PRESENT AND FUTURE DEBT GUARANTY

[ ] I absolutely and unconditionally guarantee to you the payment and performance of each and every debt, of every type and description, that the borrower may not or at any time in the future owe you including, but not limited to, the following described debt(s): _________________

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[ ]      I absolutely and unconditionally guarantee to you the payment and performance of each and every debt, of every type and description, that the borrower may now or at any time in the future owe you, up to the principal amount of $______ plus accrued interest, attorney's fees and collection costs referable thereto (when permitted by law), and all other amounts agreed to be paid under all agreements evidencing the debt and securing the payment of the debt. You may, without notice, apply this guaranty to such debts of the borrower as you may select from time to time.

DEFINITIONS - As used in this agreement, the terms "I," "we," and "my" mean all persons signing this guaranty agreement, individually and jointly, and their heirs, executors, administrators and assigns.
            The term "debt" means all debts, liabilities, and obligations of the borrower (including, but not limited to, all amounts agreed to be paid under the terms of any notes or agreements securing the payment of any debt, liability or obligation, overdrafts, letters of credit, guaranties, advances for taxes, insurance, repairs and storage, and all extensions, renewals, refinancings and modification of the debts) whether now existing or created or incurred in the future, due or to become due, or absolute or contingent, except for any obligations incurred by borrower after the date of this guaranty for which the borrower meets your standard of creditworthiness based on the borrower's own assets and income without the addition of a guaranty, or to which, although you require the addition of a guaranty, the borrower chooses someone other than me to guaranty the obligation.

APPLICABLE LAW - This agreement is governed by the law of the state in which you are located. Any term of this agreement that does not comply with applicable law will not be effective if that law does not expressly or impliedly permit variations by agreement. If any part of this agreement cannot be enforced according to its terms, this fact will not affect the balance of this agreement.

REVOCATION - I agree that this is an absolute and continuing guaranty. If this guaranty is limited to the payment of a specific debt of the borrower described above, this agreement cannot be revoked and will remain in effect until the debt is paid in full. If this guaranty covers both the borrower's present and future debts, I agree that this guaranty will remain binding on me, whether or not there are any debts outstanding, until you have actually received written notice of my revocation or written notice of my death or incompetence.

            Notice of revocation or notice of my death or incompetence will not affect my obligations under this guaranty with respect to any debts incurred by or for which you have made a commitment to borrower before you actually receive such notice, and all renewals, extensions, refinancings, and modifications of such debts. I agree that if any other person signing this agreement provides a notice of revocation to you, I will still be obligated under this agreement until I provide a notice of revocation to you. If any other person signing this agreement dies or is declared incompetent, such fact will not affect my obligations under this agreement.

OBLIGATIONS INDEPENDENT - I agree that I am obligated to pay according to the terms of this guaranty even if any other person has agreed to pay the borrower's debt. My obligation to pay according to the terms of this guaranty shall not be affected by the illegality, invalidity or unenforceability of any notes or agreements evidencing the debt, the violation of any applicable usury laws, forgery, or any other circumstances which make the indebtedness unenforceable against the borrower.

            I will remain obligated to pay on this guaranty even if any other person who is obligated to pay the borrower's debt, including the borrower, has such obligation discharged in bankruptcy, foreclosure, or otherwise discharged by law. In such situations, my obligations shall include post-bankruptcy petition interest and attorneys' fees and any other amounts which borrower is discharged from paying or which do not otherwise accrue to borrower's indebtedness due to borrower's discharge. I will also be obligated to pay you, to the fullest extent permitted by law, any deficiency remaining after foreclosure of any mortgage or security interest securing borrower's debt, whether or not the liability of borrower or any other obligor for such deficiency is discharged by statute or judicial decision. If any payments by borrower to you are thereafter set aside, recovered, rescinded, in whole or in part, are settled by you at your discretion, or are in any way recouped or recovered from you for any reason (including, without limitation, the bankruptcy, insolvency, or reorganization of borrower or any other obligor), then I am obligated to reimburse or indemnify you for the full amount you so pay together with costs, interest, attorneys' fees and all other expenses which you incur in connection therewith. I also agree that if my liability is limited to a stated principal amount (plus other agreed charges), you may allow the borrower to incur debt in excess of the specified amount and apply to the payment of such excess any amounts you receive for payment of the debt from the borrower or any other person, any amounts resulting from any collateral, or amounts received from any other source, without affecting my obligations under this agreement.
            No modification of this agreement is effective unless in writing and signed by you and me, except that you may, without notice to me and without the addition of a signed writing or my approval: (1) release any borrower or other person who may be liable for borrower's debt, (2) release or substitute any collateral, (3) fail to perfect any security interest or otherwise impair any collateral, (4) waive or impair any right you may have against any borrower or other person who may be liable for borrower's debt, (5) settle or compromise any claim against the borrower or any person who may be liable for the borrower's debt, (6) procure any additional security or persons who agree to be liable for borrower's debt, (7) delay or fail to pursue enforcement of the debt, (8) apply amounts you receive from the borrower or other persons to payment of the debt in any order you select, (9) make any election with respect to the debt provided by law or any agreement with any person liable for the debt, (10) exercise or fail to exercise any rights you have with respect to the debt, (11) extend new credit to the borrower, or (12) renew, extend, refinance or modify the borrower's debt on any terms agreed to by you and the borrower (including, but not limited to, changes in the interest rate or in the method, time, place or amount of payment) without affecting my obligation to pay under this guaranty.


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WAIVER - I waive presentment, demand, protest, notice of dishonor, and notice of acceptance of this guaranty. I also waive, to the extent permitted by law, all notices, all defenses and claims that the borrower could assert, any right to require you to pursue any remedy or seek payment from any other person before seeking payment under this agreement, and all other defenses to the debt, except payment in full. You may without notice to me and without my consent, enter into agreements with the borrower from time to time for purposes of creating or continuing the borrower's debt as allowed by this guaranty. I agree that I will be liable, to the fullest extent permitted by applicable law, for any deficiency remaining after foreclosure (or repossession) and sale of any collateral without regard to whether borrower's obligation to pay such deficiency is discharged by law. If any payments on the debt are set aside, recovered or required to be returned in the event of the insolvency, bankruptcy or reorganization of the borrower, my obligations under this agreement will continue as if such payments had never been made.
            I also waive and relinquish all present and future claims, rights, and remedies against borrower or any other obligated party arising out of the creation or my performance of this guaranty. My waiver includes, but is not limited to, the right of contribution, reimbursement, indemnification, subrogation, exoneration, and any right to participate in any claim or remedy you may have against the borrower, collateral, or other party obligated for borrower's debts, whether or not such claim, remedy, or right arises in equity, or under contract, statute or common law.

REMEDIES - If I fail to keep any promise contained in this agreement or any agreement securing this agreement, you may, make this agreement and the borrower's debt immediately due and payable, you may set-off this obligation against any right I have to receive money from you (however, you may not set-off against any accounts in which my rights are only as a fiduciary or my IRA or other tax-deferred retirement account), you may use any remedy you have under state or federal law, and you may use any remedy given to you by any agreement securing this agreement. If I die, am declared incompetent, or become insolvent (either because my liabilities exceed my assets or because I am unable to pay my debts as they become due), you may make the debt immediately due and payable.

COLLECTION COSTS - Except when prohibited by law, I agree to pay the reasonable costs and expenses you incur to enforce and collect this agreement, including attorneys' fees and court costs.

SECURITY - This guaranty is [X] unsecured [ ] secured by
                                                         -----------------------


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                               NOTICE TO COSIGNER
    You are being asked to guarantee the debts described above. If you are making a "Present and Future Debt Guaranty" as identified above, you are being asked to guarantee PRESENT as well as FUTURE debts of the borrower entered into with this lender. Think carefully before you do. If the borrower doesn't pay these debts, you will have to. Be sure you can afford to pay if you have to, and that you want to accept this responsibility.
    You may have to pay up to the full amount of these debts if the borrower does not pay. You may also have to pay late fees or collection costs, which increase this amount.
    The lender can collect these debts from you without first trying to collect from the borrower. The lender can use the same collection methods against you that can be used against the borrower, such as suing you, garnishing your wages, etc. If these (SEAL) debts are ever in default, that fact may become part of YOUR credit record.
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In witness whereof, I have signed my name and affixed my seal on this 10 day of
DECEMBER, 1996 , and, by doing so, agree to the terms of this guaranty and acknowledge having read the Notice to Cosigner.





/s/ Vernon B. Brannon                                                  (SEAL)
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Vernon B. Brannon
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                                                                       (SEAL)



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                                                                       (SEAL)
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                                        2

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STATE OF                North Carolina
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COUNTY OF               Mecklenburg
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I,      Dianne E. McNeff           , a notary public for said state and county,
   --------------------------------
    (NAME OF NOTARY PUBLIC)

 do hereby certify that        Vernon B. Brannon      personally appeared
                        -----------------------------
before me this day and acknowledged the due execution of the foregoing instrument in writing.

WITNESS my hand and notarial seal, this    16th   day of  December , 1996   .
                                        ---------        ----------    -----


                                      /s/ Dianne E. McNeff
                                      ------------------------------------------
                                                  (SIGNATURE OF NOTARY PUBLIC)
My Commission Expires:


            March 2, 1999
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(NOTARY SEAL)



STATE OF _______________________________

COUNTY OF ______________________________

This the          day of                                   , 19        ,
         --------        ----------------------------------    --------
personally appeared before me

_____________________________________________ who, being by me first duly sworn,
(NAME OF (VICE) PRESIDENT OF CORPORATE GUARANTOR),

says that he is the (Vice) President of _______________________________________;
                                                (NAME OF CORPORATE GUARANTOR)

that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that the said writing was signed and sealed by him/her on behalf of said corporation by its authority duly given. And the said
(Vice) President acknowledged the said writing to be the act and deed of said corporation.

                                   ---------------------------------------------
                                           (SIGNATURE OF NOTARY PUBLIC)
My Commission Expires:



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(NOTARY SEAL)